UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2021 (April 7, 2021)

RAYTHEON TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-00812	06-0570975
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

870 Winter Street, Waltham, Massachusetts  02451

(Address of principal executive offices, including zip code)

(781) 522-3000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value)	RTX	New York Stock Exchange
(CUSIP 75513E 101)
2.150% Notes due 2030	RTX 30	New York Stock Exchange
(CUSIP 75513E AB7)

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Raytheon Technologies Corporation (the “Company”) appointed Neil Mitchill as the Chief Financial Officer of the Company, effective April 7, 2021.  Mr. Mitchill succeeds Anthony O’Brien, who stepped down as Chief Financial Officer and separated from employment with the Company.

Mr. Mitchill, age 46, joined United Technologies Corporation (“UTC”), predecessor of the Company, in 2014 as Vice President, Global Financial Services.  In 2015, he was appointed Corporate Vice President, Controller, and in 2016 was named Vice President and Chief Financial Officer of Pratt & Whitney.  In 2019, Mr. Mitchill was named acting Senior Vice President and Chief Financial Officer of UTC prior to its merger with Raytheon Company (the “merger”).  Upon the closing of the merger, Mr. Mitchill became the Company’s Corporate Vice President, Financial Planning & Analysis and Investor Relations.  Prior to joining UTC, Mr. Mitchill was a partner at PricewaterhouseCoopers LLP, where he was the Hartford Products & Services Assurance Leader, providing assurance and business advisory services for global, industrial products companies.  He has over 20 years of finance experience, which includes technical accounting skills and experience on complex business transactions, as well as acquisitions and divestitures.  Mr. Mitchill holds a Bachelor of Science degree in Accountancy from Providence College.

Mr. O’Brien’s separation from employment makes him eligible to receive certain separation payments and accelerated vesting of equity awards granted prior to the closing of the merger, in each case, pursuant to the previously disclosed terms of his Raytheon Company change in control arrangements.

Item 8.01.  Other Events.

On April 9, 2021, the Company issued a press release, which is attached hereto as Exhibit 99.1, announcing the changes to the Company’s leadership as well as its current expectations, based on preliminary financial information, of its sales and adjusted earnings per share for the first quarter of 2021 relative to its previously-communicated outlook.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Exhibit Description
Number
99.1	Press Release dated April 9, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYTHEON TECHNOLOGIES CORPORATION
(Registrant)
Date: April 9, 2021	By: /S/ FRANK R. JIMENEZ
Frank R. Jimenez
Executive Vice President & General Counsel